Borrowings	12 Months Ended
Dec. 31, 2021
Borrowings
Borrowings
22 Borrowings

Borrowings are recognised initially at fair value, net of transaction costs incurred. Subsequently, amounts are stated at amortised cost with the difference being recognised in the statement of profit or loss over the term of the borrowings using the effective interest rate method.

Debt and equity instruments are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument. Compound instruments, such as convertible bonds, are classified separately as financial liabilities and equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument. A conversion option that will be settled by the exchange of a fixed amount of cash or another financial asset for a fixed number of the Company’s own equity instruments is an equity instrument.

€ millions	2021	2020
2019 convertible bonds (2,500 notes at €100,000 par value)	234	229
2020 convertible bonds (3,000 notes at €100,000 par value)	255	245
2021 convertible bonds "A" (6,000 notes at €100,000 par value)	544	-
2021 convertible bonds "B" (5,000 notes at €100,000 par value)	431	-
Senior notes	440	-
Bank loan	300	-
Borrowings - non-current	2,204	474

2019 convertible bonds (2,500 notes at €100,000 par value)	6	6
2020 convertible bonds (3,000 notes at €100,000 par value)	4	3
2021 convertible bonds "B" (5,000 notes at €100,000 par value)	3	-
Senior notes	24	-
Borrowings - current	37	9

Borrowings - total	2,241	483

€ millions	2021	2020
Opening balance	483	229

Proceeds from issue of 2020 convertible bond	-	300
Proceeds from issue of 2021 convertible bond "A"	609	-
Proceeds from issue of 2021 convertible bond "B"	500	-
Proceeds from loan	300	-
Transaction costs	(15)	(6)
Net proceeds	1,394	294

Additions from business combinations (Senior notes)	447	-
Amount classified as equity (net of transaction costs)	(139)	(51)
Accrued interest	60	19
Interest paid	(35)	(8)
Foreign exchange movements	31	-
Closing balance	2,241	483

The current borrowings as at 31 December 2021 relate to the interest payable within 12 months regarding the 2021 convertible bonds, the 2020 convertible bonds, 2019 convertible bonds and the senior notes.

2021 Convertible bonds

On 2 February 2021, the Company announced the successful placement of €1.1 billion of convertible bonds, consisting of two tranches with aggregate principal amounts of €600 million due August 2025 (Tranche A), and €500 million due February 2028 (Tranche B), convertible into ordinary shares of the Company.

The convertible bonds were issued at 101.5% (Tranche A) and at 100% (Tranche B) of their nominal value in denominations of €100,000 each. The Tranche A convertible bonds do not bear interest and the Tranche B convertible bonds bear interest at a rate of 0.625% per annum, payable semi-annually in arrears in equal instalments on 9 February and 9 August of each year, commencing on 9 August 2021. The initial conversion price of the convertible bonds was set at €135.58 (Tranche A) and €144.93 (Tranche B). The convertible bonds may be converted into ordinary shares in accordance with the terms and conditions of the bonds.

2020 and 2019 convertible bonds

On 30 April 2020, the Company issued convertible bonds due April 2026 (‘‘the 2020 convertible bonds’’) at 100% of their nominal value in an aggregate principal amount of €300 million. The 2020 convertible bonds have an interest rate of 1.25% payable semi-annually in arrears in equal instalments. The 2020 convertible bonds have a maturity of six years and a denomination of €100,000 each. The 2020 bonds are redeemable prior to maturity and convertible into ordinary shares of the Company according to the terms of issuance.

On 18 January 2019, the Company issued the 2019 convertible bonds (‘‘the 2019 convertible bonds’’) at 100% of their nominal value in an aggregate principal amount of €250 million. The 2019 convertible bonds carry an interest rate of 2.25% payable semi-annually in arrears in equal instalments and have a denomination of €100,000 each. The 2019 convertible bonds are redeemable prior to maturity and convertible into ordinary shares of the Company according to the terms of issuance.

Senior notes

In June 2019, Grubhub Holdings Inc., a wholly-owned subsidiary of Grubhub Inc., issued senior notes at par for an aggregate principal amount of $500 million (the “senior notes”). The senior notes were issued pursuant to an indenture, dated 10 June 2019 (the “Indenture”), amongst Grubhub Holdings Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee (the “Trustee”). The senior notes are due in July 2027 and bear interest at 5.50% per annum, payable semi-annually. The senior notes are redeemable prior to the due date in accordance with the terms of the Indenture.

In connection with the closing of the Grubhub Acquisition, Merger Sub II, Inc. (“New Grubhub Inc.”), Grubhub Holdings Inc. and the Trustee entered into a Supplemental Indenture (the “Supplemental Indenture”) to the Indenture. Pursuant to the terms of the Supplemental Indenture, New Grubhub Inc. assumed all of the obligations of Grubhub Inc. under the Indenture and the senior notes.

Following the Grubhub Acquisition, the senior notes are guaranteed on a senior unsecured basis by Grubhub Holdings Inc. and each of its existing and future wholly-owned domestic restricted subsidiaries that guaranteed Grubhub Holdings Inc.’s prior credit facility, or that guarantees certain other indebtedness or indebtedness of a guarantor. The Indenture contains customary covenants.

Revolving credit facility

Just Eat Takeaway.com has access to a revolving credit facility ("RCF"), which has been amended in August 2021. The main amendments include the reduction of the facility size, a one year extension of the term and changes to the base rates as a result of IBOR reform. The amended RCF is denominated in two tranches, £171 million and €200 million, and expires on 9 March 2026.

In June 2021, a waiver was obtained allowing the Company to not perform covenant testing and to not provide Compliance Certificates for reporting periods from 30 June 2021 to 31 December 2022 (inclusive) in return for the Company agreeing not to draw on the facility. The facility was undrawn at year end 2021 (2020: undrawn).

Bank loan
In December 2021, Takeaway.com Group B.V received a loan from ING Bank N.V of which the principal is repayable in two years as a bullet payment. The loan is subject to variable interest rates and the agreement contains customary covenants and is guaranteed by subsidiaries of the Company in the event of default.